UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2016
REALPAGE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34846	75-2788861

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 International Parkway Carrollton, Texas	75007

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 820-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
RealPage, Inc. (the “Company” or “we” or “us”) filed a Form 8-K, with the Securities and Exchange Commission on March 7, 2016 (the “Original Filing”) to report the completion of its acquisition of NWP Services Corporation (“NWP”). In the Original Filing, we stated that required financial statements and pro forma financial information would be filed by amendment within seventy-one (71) calendar days from the date that the Original Filing was required to be filed. This Form 8-K/A is being filed to amend the Original Filing to provide the required financial statements and pro forma financial information described under Item 9.01 below.

Item 9.01	Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
The audited financial statements of NWP as of and for the years ended December 31, 2015 and 2014 are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.
(b) Pro Forma Financial Information
Unaudited pro forma financial information with respect to the Company’s acquisition of NWP is filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.
(c) Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP.

99.1	NWP Services Corporation audited financial statements as of and for the years ended December 31, 2015 and 2014.

99.2	Unaudited combined condensed pro forma statement of operations for the year ended December 31, 2015 and the unaudited combined condensed pro forma balance sheet at December 31, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.
By:	/s/ W. Bryan Hill
W. Bryan Hill
Chief Financial Officer
Date: May 6, 2016

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP.

99.1	NWP Services Corporation audited financial statements as of and for the years ended December 31, 2015 and 2014.

99.2	Unaudited combined condensed pro forma statement of operations for the year ended December 31, 2015 and the unaudited combined condensed pro forma balance sheet at December 31, 2015.